UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2008
AIRVANA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33576	04-3507654

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

19 Alpha Road Chelmsford, MA	01824

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 250-3000
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press Release issued on October 30, 2008
Ex-99.2 Presentation Slides dated October 30, 2008

Item 2.02.	Results of Operations and Financial Condition.
     On October 30, 2008, Airvana, Inc. (the “Company”) announced its financial results for the quarter ended September 28, 2008. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The Company will host a conference call on October 30, 2008 at 8:30 a.m. (ET) to discuss its financial results for the quarter ended September 28, 2008. Attached as Exhibit 99.2 to this Current Report on Form 8-K is a copy of the slides that the Company will present in connection with the conference call. In addition to the reconciliation of non-GAAP financial measures to GAAP financial measures provided in the slides furnished as Exhibit 99.2 to this Current Report on Form 8-K, the Company provides certain reconciliations on non-GAAP financial measures to GAAP financial measures, as well as an explanation of its reasons for and use of non-GAAP financial measures, in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Press Release issued by Airvana, Inc. on October 30, 2008; and

99.2 Airvana, Inc. presentation slides dated October 30, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airvana, Inc.
Date: October 30, 2008	By:	/s/ Jeffrey D. Glidden
Jeffrey D. Glidden
Vice President, Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release issued by Airvana, Inc. on October 30, 2008

99.2	Airvana, Inc. presentation slides dated October 30, 2008